NUMBER *1*

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SHARES * 1 *

# TELEMYND, INC.

**COMMON STOCK**
**$0.001 Par Value Per Share**

See Reverse for Certain Definitions

**This is to Certify that** MYnd Analytics, Inc. **is the owner of**

One *fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.*

**Witness,** *the seal of the Corporation and the signatures of its duly authorized officers.*

**Dated**

Chief Executive Officer

President

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

| | | | |
|---|---|---|---|
| TEN COM | - as tenants in common | UNIF TRANSFERS MIN ACT-................Custodian ............ (Cust) (Minor) | |
| TEN ENT | - as tenants by the entireties | under Uniform Transfers to Minors Act..................................................... (State) | |
| JT TEN | - as joint tenants with right of survivorship and not as tenants in common | | |

Additional abbreviations may also be used though not in the above list

*For value received* _______ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________________________________

________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

________________________________________

________________________________________

________________________________________ *Shares*

*represented by the within Certificate, and do hereby irrevocably constitute and appoint*

________________________________________ *Attorney*

*to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.*

*Dated* ____________________ _______

*In presence of*

____________________________

____________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW AND THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED BY ANY PERSON, INCLUDING A PLEDGEE, UNLESS (1) EITHER (A) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SHARES SHALL BE EFFECTIVE UNDER THE ACT OR (B) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAN AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS THEN AVAILABLE AND (2) THERE SHALL HAVE BEEN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS.